John Hancock
Tax-Free
Bond Fund

SEMI
ANNUAL
REPORT

2.28.03

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 20

For your information
page 33

Dear Fellow Shareholders,

After a robust start to 2003, the stock market quickly gave in to the continuing pressures that plagued it throughout 2002. The threat of war with Iraq increased and became a reality in mid-March. The uncertainty surrounding these and other geopolitical issues became uppermost in investors' minds and caused the market to continue the tumble that marked 2002. In the first two months of 2003, the Dow Jones Industrial Average returned -4.98%, the Standard & Poor's 500 Index lost 4.08% and the Nasdaq Composite Index was relatively flat, at 0.15%. Bonds advanced in the same period as investors sought safety.

The market's results through February 2003 matched the trend of the last three years, in which stocks lost ground every year as the economy stalled, corporate spending and profits were lackluster and investor confidence plunged amid corporate scandals. Bonds, on the other hand, outperformed stocks for a third straight year and produced positive results in 2002, while 96% of U.S. diversified stock mutual funds lost money. These results only confirm the importance of having a portfolio well diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years -- one of the longest declines in modern history -- no one can predict when the bear market cycle will turn. Currently, uncertainties abound, with ongoing concerns about the economy and the risks of war.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
interest income
exempt from fed-
eral income taxes
as is consistent
with preservation
of capital.

Over the last six months

* Despite a bumpy ride, bonds managed to turn in positive returns for the period.

* The Fund's biggest disappointment was its transportation-related bonds.

* Many states have been grappling with serious budget deficits.

[Bar chart with heading "John Hancock Tax-Free Bond Fund." Under the heading is a note that reads "Fund performance for the six months ended February 28, 2003." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 1.86% total return for Class A. The second bar represents the 1.49% total return for Class B. The third bar represents the 1.49% total return for Class C. A note below the chart reads "Total returns for Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.9%   Foothill/Eastern Transp. Corridor Agency, 1-1-16, 6.000%
 3.2%   Puerto Rico, Commonwealth of, 7-1-11, 10.420%
 3.0%   Puerto Rico Highway and Transportation Auth, 1-1-08, 10.957%
 2.9%   Foothill/Eastern Transp. Corridor Agency, 1-1-19, Zero
 2.7%   Madera, County of, 3-15-15, 6.500%
 2.0%   Clark, County of, 12-1-33, 6.500%
 1.7%   San Bernardino, County of, 8-1-17, 5.500%
 1.5%   Port Auth of New York and New Jersey, 10-1-19, 6.750%
 1.5%   Puerto Rico Aqueduct and Sewer Auth, 7-1-11, 10.527%
 1.4%   Triborough Bridge & Tunnel Auth, 1-1-22, Zero

As a percentage of net assets on February 28, 2003.



MANAGERS'
REPORT

BY DIANNE SALES, CFA, BARRY H. EVANS, CFA, AND CYNTHIA M. BROWN,
PORTFOLIO MANAGERS

John Hancock
Tax-Free Bond Fund

The tax-exempt market experienced some dramatic swings over the last six months. Bond yields hit a low in September when it looked as if the economy would continue on its path to a slow and steady recovery. By mid-October, however, more robust economic indicators and reaction to the low absolute yield levels produced a dramatic reversal. Bond yields -- which move in the opposite direction of bond prices -- rose as investors worried that a stronger rebound would drive interest rates and inflation higher. Recovery began in late November and continued through early 2003 as investors were enticed back by higher yields and weakening economic statistics. Despite the bumpy ride, bonds managed to turn in positive returns for the period.

Although municipal bonds performed well, a huge glut of new issuance and President Bush's proposed tax package caused them to lag Treasuries. With many governmental issuers taking advantage of low interest rates to refinance their current bonds or issue additional debt, we saw a record $350 billion of new issuance flood the market in 2003. This influx of supply limited the upside performance of municipal bonds. What's more, worries about the President's proposed elimination of the double dividend taxation added to the downward pressure.

"Despite the bumpy ride,
 bonds managed to turn
 in positive returns for
 the period."

PERFORMANCE REVIEW

For the six months ended February 28, 2003, John Hancock Tax-Free Bond Fund's Class A, Class B and Class C shares returned 1.86%, 1.49% and 1.49%, respectively, at net asset value. For the same period, the average general municipal bond fund returned 2.63%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[Photos of Dianne Sales, Barry Evans and Cynthia Brown flush right next to first paragraph.]

TRANSPORTATION BONDS DISAPPOINT

Our biggest disappointment was in transportation-related bonds. Expectations for a federal loan package for United Airlines (UAL) were disappointed, causing UAL to file for bankruptcy last fall. While we eliminated our UAL holdings before the company's filing, the negative impact reverberated across the industry. And although year end saw a recovery in these bonds, it was not enough to offset the losses in October. Given the possibility of military action in Iraq, we took advantage of the year-end rebound to aggressively lower our exposure to this sector.

Our tobacco bonds also turned in disappointing performances. After a court settlement in which tobacco companies agreed to pay certain states for smoking-related health-care costs, many governments have been issuing bonds that are backed by these payments. The increase in supply has driven tobacco bonds down temporarily. We continue to maintain and add to our stake, however, because these bonds offer relatively high yields and, while not without their challenges in the near term, should serve the Fund well over the long term.

"Our holdings in
 long-duration,
 high-grade bonds
 performed well . . ."

Finally, our holdings in the Pocahontas Toll Road detracted from our overall performance. Toll revenues on this new Virginia highway came in below expectations and that put short-term pressure on the bonds. In our view, there's plenty of time for revenues to pick up, so we're maintaining our position here.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Health 12%, the second is Pollution control 11%, the third Transportation 9%, the fourth Electric 7% and the fifth Authority 7%.]

LONG-DURATION BONDS A POSITIVE

Our holdings in long-duration, high-grade bonds performed well during the period. Duration is a measure of how sensitive a bond's price is to interest-rate changes. The longer the duration, the more sensitive the bond's price is. With interest rates falling overall during the period, these bonds turned in strong price performance.

Our position in Harvard Pilgrim HealthCare also buoyed performance. Financial troubles forced the state of Massachusetts to take control of this HMO in the late 1990s. Over the last few years, Harvard Pilgrim HealthCare has successfully turned itself around. We took advantage of the company's first financing since undergoing state receivership. With Harvard Pilgrims' enrollments up significantly, and continued success in cost management, these bonds performed well.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 2-28-03." From top to bottom: Revenue bonds 90%, General obligation bonds 6% and Other 4%.]

PORTFOLIO CHANGES

In the annual report, we stated that we believed the downside risk in transportation bonds was limited, given their steep decline last year. However, with the continued anemic economy and the current war, we now feel it could take longer for the sector to bounce back. As a result, we've been aggressively paring our airline transportation holdings, which stood at 4% of net assets at the end of February, down from 12% six months ago. Specifically, we dramatically cut our American Airlines position by selling into the brief year-end rally in airline stocks.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Airline bonds followed by a down arrow with the phrase "Bankruptcy of United Airlines." The second listing is Tobacco bonds followed by a down arrow with the phrase "Supply pressures push bonds down." The third listing is Longer duration bonds followed by an up arrow with the phrase "Falling interest rates boost prices."]

"Heavy supply will likely
 keep a lid on municipal
 bond prices."

We've also reduced our position in bonds with short call dates -- that is, bonds that will be redeemed by the issuer in the near future.
Although these bonds offer attractive yields, they often fall in price as their call dates approach. We've used the proceeds to find opportunities to lengthen the Fund's call protection.

OUTLOOK

We believe municipal bonds are likely to be in for a bumpy ride in the year to come. With interest rates expected to remain relatively low, industry experts are predicting a similar level of new issuance this year. Heavy supply will likely keep a lid on municipal bond prices. What's more, the pervasive uncertainty about the direction of the economy, coupled with worries about the war with Iraq, may keep nervous investors on the sidelines. Finally, many states are grappling with serious budget deficits. As they struggle to close their gaps, spending cuts and potential credit downgrades may occur. With its strong emphasis on essential services bonds -- such as water, sewer and electric utilities -- we believe the Fund should be well insulated from the financial crises facing many states.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
February 28, 2003
The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
municipal bonds and is
commonly used as a
measure of bond
performance.

It is not possible to
invest directly in an
index.

                              Class A      Class B      Class C        Index
Inception date                 1-5-90     12-31-91       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         0.41%       -0.61%        2.39%        7.67%
Five years                       3.25%        3.10%          --         6.08%
Ten years                        4.88%        4.58%          --         6.33%
Since inception                    --           --         3.06%          --

Cumulative total returns with maximum sales charge (POP)
Six months                      -2.72%       -3.48%       -0.56%        3.36%
One year                         0.41%       -0.61%        2.39%        7.67%
Five years                      17.34%       16.51%          --        34.31%
Ten years                       61.05%       56.51%          --        84.67%
Since inception                    --           --        12.50%          --

SEC 30-day yield as of February 28, 2003
                                 4.47%        3.94%        3.90%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $18,467 as of February 28, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund, before sales charge, and is equal to $16,870 as of February 28, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Tax-Free Bond Fund, after sales charge, and is equal to $16,107 as of February 28, 2003.

                                                 Class B 1    Class C 1
Period beginning                                 2-28-93       4-1-99
Without sales charge                             $15,652      $11,364
With maximum sales charge                             --      $11,250
Index                                            $18,467      $12,636

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of February 28, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2003
(unaudited)

This schedule has one main category, tax-exempt long-term bonds, which are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

STATE, ISSUER, DESCRIPTION,                               INTEREST   CREDIT      PAR VALUE
MATURITY DATE                                             RATE       RATING*    (000s OMITTED)       VALUE
TAX-EXEMPT LONG-TERM BONDS 95.88%                                                             $580,157,958
(Cost $528,195,071)

Alaska 0.17%                                                                                     1,044,750
Valdez Alaska Marine Terminal,
  Rev Ref Sohio Pipe Line Co Proj Ser 1985, 12-01-25          7.125%     AA+        $1,000       1,044,750

Arizona 2.62%                                                                                   15,885,474
Arizona Health Facilities Auth,
  Hosp Sys Rev Ref Phoenix Memorial Hosp Proj (B),
  06-01-21                                                    8.200      D           2,150         535,350
Arizona Municipal Financing Program,
  Cert of Part Ser 25, 08-01-14                               7.875      AAA         1,000       1,340,160
Maricopa County Pollution Control Corp,
  Poll Control Rev Ref Ser 1985A El Paso Electric Co,
  08-01-15                                                    6.375      BB+         2,500       2,545,450
  Poll Control Rev Ref Ser A Public Service Co Palo
  Verde Proj, 08-15-23                                        6.375      BBB-        8,050       8,094,194
Navajo County Industrial Development Auth,
  Ind'l Dev Rev Stone Container Corp Proj, 06-01-27           7.200      B           1,000         971,860
Phoenix Civic Improvement Corp,
  Wastewater Sys Rev Jr Lien, 07-01-24                        6.000      AAA         2,000       2,398,460

California 21.80%                                                                              131,891,641
Anaheim Public Financing Auth,
  Sub Lease Rev 1997 Cap Apprec Ser C Pub Imp Proj,
  09-01-22                                                     Zero      AAA         5,150       1,891,801
California, University of,
  Rev Ser 2002O Multiple Purpose Projs, 09-01-31              5.125      AAA         3,000       3,071,430
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A, 01-01-19        Zero      AAA        36,600      17,560,314
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A, 01-01-20        Zero      AAA        10,000       4,513,300
  Toll Rd Rev Fixed Rate Current Int Ser 1995A, 01-01-16      6.000      AAA        19,800      23,637,636
  Toll Rd Rev Ref Cap Apprec, 01-15-25                         Zero      BBB-        5,000       1,393,050
Golden State Tobacco Securitization Corp,
  Tobacco Settlement Rev Ser 2003A-1, 06-01-39                6.750      A           4,000       3,940,840
Los Angeles Regional Airports Improvement Corp,
  Lease Rev Ref Facil Sublease LA Int'l Ser A, 12-01-24       7.125      BB-         1,000         704,990
Madera, County of,
  Cert of Part Valley Children's Hosp, 03-15-15               6.500      AAA        13,185      16,440,640
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of Millbrae
  Proj, 09-01-27                                              7.375      BB          2,000       2,061,300
Sacramento City Financing Auth,
  Rev Sr Convention Ctr Hotel Ser 1999A, 01-01-30             6.250      BB+         5,000       4,915,850
San Bernardino, County of,
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17             5.500      AAA         9,130      10,521,960
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-22             5.500      A           2,500       2,670,225
San Diego, City of,
  Cert Undivided Int Wtr Util Fund Net Sys Rev, 08-01-28      4.750      AAA         3,000       2,982,360
San Diego County Water Auth,
  Cert of Part Rev Ref Ser 2002A, 05-01-32                    5.000      AAA         2,000       2,026,460
San Diego Redevelopment Agency,
  Tax Alloc Ref City Heights Proj Ser 1999A, 09-01-23         5.750      BB             25          25,196
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26              8.500      BB-         2,000       1,500,840
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Jr Lien Cap Apprec, 01-01-10                     Zero      AAA         6,250       4,975,938
  Toll Rd Rev Ref Conv Cap Apprec Ser 1997A, 01-15-17          Zero      BBB-       10,000       7,596,100
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-14                     Zero      AAA         5,000       3,196,300
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-17                     Zero      AAA         4,900       2,628,703
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-19                     Zero      AAA        15,510       7,441,543
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-20                     Zero      AAA         2,000         902,660
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-23                     Zero      AAA         7,500       2,815,125
Santa Ana Financing Auth,
  Lease Rev Police Admin & Holding Facil Ser A, 07-01-19      6.250      AAA         2,000       2,477,080

Colorado 1.37%                                                                                   8,262,146
  Colorado Health Facilities Auth,
Rev Vail Valley Medical Ctr Proj, 01-15-27                    5.800      BBB         1,000       1,012,520
Denver, City and County of,
  Airport Sys Rev Ser 1994A Preref, 11-15-23                  7.500      A             535         600,163
  Airport Sys Rev Ser 1994A Unref Bal, 11-15-23               7.500      A           2,565       2,814,113
E-470 Public Highway Auth,
  Rev Cap Apprec Sr Ser 2000B, 09-01-34                        Zero      BBB-        7,000         698,880
Northwest Parkway Public Highway Auth,
  Rev 1st Tier Sub Ser 2001D, 06-15-41                        7.125      BB+         3,000       3,136,470

District of Columbia 1.15%                                                                       6,984,010
District of Columbia,
  Rev Cap Apprec Univ of Georgetown Ser A, 04-01-33            Zero      AAA        17,345       3,027,570
District of Columbia Tobacco Settlement Financing Corp,
  Tobacco Settlement Rev Asset Backed Bond, 05-15-40          6.750%     A           4,000       3,956,440

Florida 7.24%                                                                                   43,788,012
Bonnet Creek Resort Community Development District,
  Spec Assessment Rev, 05-01-18                               7.250      BB          1,000       1,017,110
  Spec Assessment Rev, 05-01-34                               7.375      BB          1,500       1,517,400
Capital Projects Finance Auth,
  Student Hsg Rev Cap Projs Ln Prog Ser 2000A,
  08-15-31                                                    7.850      BBB-        3,500       3,594,465
Student Hsg Rev Cap Projs Ln Prog Ser 2001G,
  10-01-11                                                    9.125      BBB         2,000       1,983,340
Capital Trust Agency,
  Rev Seminole Tribe of Florida Convention & Resort
  Hotel Facil Ser 2002A, 10-01-33                            10.000      BB          5,000       5,149,900
Crossings at Fleming Island Community Development
  District,
  Spec Assessment Rev Ref Ser 2000C, 05-01-30                 7.100      BBB-        1,000       1,059,550
Dade, County of,
  Professional Sports Franchise Facil Tax Rev Cap Apprec,
  10-01-27                                                     Zero      AAA         5,500       1,573,935
Hernando County Industrial Development Auth,
  Rev Ref 2nd Fla Crushed Stone Co, 12-01-14                  8.500      BBB-          200         206,996
Hernando, County of,
  Rev Criminal Justice Complex Fin Proj, 07-01-16             7.650      AAA           500         686,660
Hillsborough County Aviation Auth,
  Rev Ser B Tampa International Airport, 10-01-17             6.000      AAA         5,880       6,983,088
Miami-Dade County Special Obligation,
  Sub Ser 1997B, 10-01-32                                      Zero      AAA         7,780       1,518,500
  Sub Ser 1997B, 10-01-33                                      Zero      AAA         2,000         369,180
  Sub Ser 1997B, 10-01-34                                      Zero      AAA         3,895         679,950
Orange County Health Facilities Auth,
  Rev Hosp Orlando Regional Healthcare Sys, 12-01-32          5.750      A-          1,000       1,021,620
Orange County School Board,
  Cert of Part Ref Ser 1997A, 08-01-13                         Zero      Aaa        10,365       6,771,144
Orlando Urban Community Development District,
  Cap Impt Ser 2001A, 05-01-33                                6.950      BB+         2,500       2,545,775
Orlando Utilities Commission,
  Wtr & Elec Sub Rev Ser 1989D, 10-01-17                      6.750      AA-         2,200       2,809,730
Pinellas County Educational Facilities Auth,
  Rev Barry Univ Proj, 10-01-30                               5.875      AA          1,260       1,362,413
South Miami Health Facilities Auth,
  Hosp Rev Baptist Health South Florida Group, 11-15-28       5.200      A+          2,000       1,980,240
Stoneybrook West Community Development District,
  Spec Assessment Rev Ser Ser 2000A, 05-01-32                 7.000      BB            500         520,415
  Spec Assessment Rev Ser Ser 2000B, 05-01-10                 6.450      BB            430         436,601

Georgia 3.61%                                                                                   21,818,011
Georgia Municipal Electric Auth,
  Pwr Rev Ref Ser BB, 01-01-19                                5.700      A+          1,000       1,145,390
  Pwr Rev Ref Ser Y, 01-01-17                                 6.500      AAA           145         181,093
  Pwr Rev Ref Ser Y Unref Bal, 01-01-17                       6.500      AAA         3,355       4,149,430
  Pwr Rev Ser C, 01-01-19                                     5.700      AAA         5,000       5,764,900
  Pwr Rev Ser EE, 01-01-24                                    7.250      AAA         2,000       2,708,740
  Pwr Rev Ser Z, 01-01-20                                     5.500      AAA         5,840       6,670,798
Monroe County Development Auth,
  Poll Control Rev Ser A Oglethorpe Pwr Corp Scherer
  Proj, 01-01-12                                              6.800      A           1,000       1,197,660

Illinois 3.81%                                                                                  23,059,827
Chicago, City of,
  Skyway Toll Bridge Rev Ref Ser 1994, 01-01-17               6.750      AAA         2,000       2,135,060
  Wastewater Transm Rev Ref Cap Apprec Ser 1998A,
  01-01-22                                                     Zero      AAA        10,000       3,773,500
Godfrey, City of,
  United Methodist Village Rev Ser 1999A, 11-15-29            5.875      BB+         1,825       1,386,726
Illinois Development Finance Auth,
  Poll Control Rev Ref Commonwealth Edison Co Proj,
  01-15-14                                                    5.850      AAA         3,000       3,495,990
Illinois Educational Facilities Auth,
  Student Hsg Rev Edl Advancement Fund Univ Ctr Proj,
  05-01-22                                                    6.000      Baa2        1,000       1,001,410
  Student Hsg Rev Edl Advancement Fund Univ Ctr Proj,
  05-01-30                                                    6.250      Baa2        3,000       3,037,950
Illinois Health Facilities Auth,
  Rev Ref Friendship Vlg Schamburg, 12-01-08                  6.750      BBB         1,640       1,647,921
  Rev Ref Ser 1992 Mercy Hosp & Medical Ctr Proj,
  01-01-07                                                    7.000      CCC         1,240         487,419
Metropolitan Pier & Exposition Auth,
  Dedicated State Tax Rev McCormick Place Exp
  Ser 2002A, 06-15-42                                         5.250      AAA         3,000       3,103,530
Round Lake, Village of,
  Spec Tax Rev Lakewood Grove Spec Serv Area No 1,
  03-01-33                                                    6.700      BBB-        1,000       1,007,370
Saint Clair, County of,
  GO Unltd Ref Cap Apprec, 10-01-28                            Zero      AAA         8,455       1,982,951

Indiana 0.67%                                                                                    4,027,260
Jasper Hospital Auth,
  Hosp Facil Rev Ref Memorial Hospital Ctr Proj,
  11-01-32                                                    5.500      AA          2,000       2,038,920
Wabash, County of,
  Solid Waste Disp Rev Jefferson Smurfit Corp Proj,
  06-01-26                                                    7.500      B           2,000       1,988,340

Kentucky 1.58%                                                                                   9,539,535
Kenton County Airport Board,
  Rev Spec Facil Delta Airlines Proj Ser 1992A, 02-01-12      7.500      BB          2,000       1,744,720
  Rev Spec Facil Delta Airlines Proj Ser 1992A, 02-01-21      7.125      BB          2,000       1,609,040
Kentucky Economic Development Finance Auth,
  Health Sys Rev Norton Healthcare Inc Ser 2000C,
  10-01-21                                                     Zero      AAA         5,000       4,740,600
Newport Public Properties,
Corp Rev 1st Mtg Pub Prkg & Plaza Ser 2000A-1,
  01-01-27                                                    8.500      BB          1,500       1,445,175

Louisiana 1.45%                                                                                  8,750,682
Louisiana Environmental Facilities Community Dev Auth,
  Rev Cap Projs & Equip Acquisition PG, 09-01-25              6.550      A           3,000       3,349,710
Louisiana Public Facilities Auth,
  Progressive Healthcare Rev Ser 1998B, 10-01-20              6.375      BB-         1,245       1,015,322
Louisiana Tobacco Settlement Financing Corp,
  Tobacco Settlement Rev Asset Backed Bond Ser 2001B,
  05-15-39                                                    5.875      A           5,000       4,385,650

Maryland 0.70%                                                                                   4,250,640
Municipal Mortgage & Equity, LLC,
  Ser A, 06-30-09 (R)                                         6.875      BBB-        4,000       4,250,640

Massachusetts 1.54%                                                                              9,309,092
Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref, 11-01-28              6.000      Caa3        1,695       1,210,603
  Rev Boston Univ Ser 1999P, 05-15-59                         6.000      BBB+        1,000       1,101,600
Massachusetts Health and Educational Facilities Auth,
  Rev Civic Investments Ser 2002B, 12-15-31                   9.200      BB          3,500       3,828,300
  Rev Ref Partners HealthCare Sys Ser 2001C, 07-01-32         5.750      AA-         2,000       2,100,060
Massachusetts Water Pollution Abatement Trust,
  Wtr Poll Rev 1994 South Essex Swr District Ln Proj
  Preref Ser A, 02-01-15                                      6.375      AA+           925         988,594
  Wtr Poll Rev 1994 South Essex Swr District Ln Proj
  Unref Bal Ser A, 02-01-15                                   6.375      AA+            75          79,935

Michigan 1.68%                                                                                  10,140,440
Michigan State Hospital Finance Auth,
  Hosp Rev Ref Ser 1995A Genesys Health Sys Oblig
  Group, 10-01-13                                             8.100      AAA         3,000       3,574,140
Midland County Economic Development Corp,
  Rev Ref Ser 2000A Sub Ltd Oblig, 07-23-09                   6.875      BB-         6,500       6,566,300

Minnesota 1.31%                                                                                  7,950,100
Southern Minnesota Municipal Power Agency,
  Pwr Supply Sys Rev Cap Apprec Ser A, 01-01-23                Zero      AAA        15,000       5,773,800
St. Cloud, City of,
  St Cloud Healthcare Rev Ref St Cloud Hosp Oblig
  Group Ser 2000A, 05-01-30                                   5.875      Aaa         2,000       2,176,300

Mississippi 1.23%                                                                                7,420,490
Mississippi Development Bank,
  Spec Oblig Ser 2001A Cap Projs & Equip Prog,
  07-01-31                                                    5.625      AAA         2,000       2,260,040
Washington, County of,
  Poll Control Rev Ref Mississippi Pwr & Light Co Proj,
  04-01-22                                                    7.000      Baa3        5,000       5,160,450

Missouri 0.17%                                                                                   1,053,420
Fenton, City of,
  Tax Increment Rev Ref & Imp Gravois Bluffs, 10-01-21        7.000      BB+         1,000       1,053,420

Nebraska 0.24%                                                                                   1,460,568
Omaha Public Power District,
  Elec Sys Rev 1992 Ser B, 02-01-17                           6.200      Aa2         1,200       1,460,568

Nevada 2.38%                                                                                    14,408,213
Clark, County of,
  Ind'l Dev Rev Ser A Southwest Gas Corp Proj, 12-01-33       6.500      BBB-       12,000      12,109,920
Nevada Department of Business & Industry,
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40              7.375      BB          2,000       1,912,300
Nevada Housing Division,
  Single Family Proj Sr Rev Ser 1989 Iss A-1, 04-01-16        7.350      AA            195         195,232
  Single Family Proj Sr Rev Ser 1990 Iss C-1, 10-01-15        7.850      AA            165         165,388
Nevada, State of,
  GO Ltd Tax Municipal Bond Bank Proj No 38 Ser A
  Unref Bal, 07-01-09                                         6.750      AA             25          25,373

New Hampshire 0.22%                                                                              1,321,213
New Hampshire Health & Education Facilities Auth,
  Rev Exeter Proj, 10-01-24                                   6.000      A+          1,250       1,321,213

New Jersey 2.27%                                                                                13,718,728
Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing Proj (B),
  01-01-21                                                    9.875      CCC-        1,100         217,250
New Jersey Economic Development Auth,
  1st Mtg Rev Ser A Winchester Gardens, 11-01-16              8.500      BB+           100         106,391
  Economic Dev Rev Ref Ser 1995J Holt Hauling Proj,
  11-01-23                                                    8.500      CC          2,500       2,490,000
  Rev Ref Ind'l Dev Newark Airport Marriott Hotel Proj,
  10-01-14                                                    7.000      Ba3         3,750       3,727,650
  Spec Facil Rev Continental Airlines Inc Proj, 09-15-29      6.250      B+          3,000       2,052,390
New Jersey Healthcare Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj, 07-01-27           8.000      BB-         1,370       1,256,687
New Jersey Tobacco Settlement Financing Corp,
  Tobacco Settlement Rev Asset Backed Bond,
  06-01-39**                                                  6.750      A           4,000       3,868,360

New Mexico 1.18%                                                                                 7,131,800
Farmington, City of,
  Poll Control Rev 1997 Ser A Tucson Elec Pwr Co San
  Juan Proj, 10-01-20                                         6.950      B+          2,000       2,067,900
  Poll Control Rev Ref Ser 2002A El Paso Electric Co Proj,
  06-01-32                                                    6.375      BB+         5,000       5,063,900

New York 9.14%                                                                                  55,333,850
Dutchess County Resource Recovery Agency,
  Rev Solid Waste Sys Ser A, 01-01-12                         5.350      AAA           510         566,034
Metropolitan Transportation Auth,
  Commuter Facil Rev Ser 1998B, 07-01-26                      4.750      AAA         4,000       4,102,440
  Rev Ser 2002A, 11-15-31                                     5.125      A           1,250       1,264,687
Nassau County Industrial Development Agency,
  Civic Facil Rev Ser 2001B North Shore Health Sys Proj,
  11-01-11                                                    5.875      BB+           935         935,664
New York, City of,
  GO Fiscal 1991 Ser D Unref Bal, 08-01-04                    8.000      A              10          10,264
  GO Fiscal 1991 Ser F Unref Bal, 11-15-03                    8.200      A             105         107,223
  GO Fiscal 1992 Ser D Unref Bal, 02-01-09                    7.700      A              10          10,092
  GO Fiscal 1993 Ser D Preref, 08-15-13                       5.750      A           3,170       3,286,054
  GO Fiscal 1996 Ser J, 02-15-26                              5.500      A           2,000       2,043,440
New York City Industrial Development Agency,
  Rev Ref LaGuardia Assoc LP Proj, 11-01-28                   6.000      BB+         4,500       3,311,100
New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Ser 1999A, 06-15-32                       5.500      AAA         2,000       2,156,000
  Wtr & Swr Sys Rev Ser 2000B Preref, 06-15-33                6.000      AA            365         440,325
  Wtr & Swr Sys Rev Ser 2000B Unref Bal, 06-15-33             6.000      AA            375         440,104
New York City Transitional Finance Auth,
  Rev Future Tax Secd Ser 2000C Preref, 11-01-29              5.500      AA+         2,000       2,343,320
  Rev Future Tax Secd Ser 2003D, 02-01-27                     5.000      AA+         2,000       2,018,620
New York State Dormitory Auth,
  City Univ Sys Consol Rev 2nd Generation Ser 1993A,
  07-01-09                                                    5.750      AA-         1,000       1,156,130
  Rev Ser 1990B Preref, 05-15-11                              7.500      AA-           160         206,024
  Rev Ser 1990B Unref Bal, 05-15-11                           7.500      AA-           340         418,836
  State Univ Ed Facil Rev Ser 1993A, 05-15-19                 5.500      AA-         1,000       1,144,050
New York State Environmental Facilities Corp,
  State Wtr Poll Control Rev RITES Ser PA-174, 06-15-11      15.898#     AAA         2,000       3,107,780
New York State Housing Finance Agency,
  State Univ Construction Ref 1986 Ser A, 05-01-11            8.000      AAA         2,000       2,585,400
New York State Local Government Assistance Corp,
  Rev Ref Cap Apprec Ser 1993C, 04-01-14                       Zero      AAA         7,210       4,625,648
Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4, 10-01-19                6.750      BBB         8,700       8,944,818
Triborough Bridge & Tunnel Auth,
  Gen Purpose Rev Ser 1993, 01-01-22                           Zero      AAA        20,755       8,633,457
Westchester Tobacco Asset Securitization Corp,
  Rev Cap Apprec, 07-15-39                                     Zero      A           2,000       1,476,340

North Carolina 1.66%                                                                            10,047,787
North Carolina Eastern Municipal Power Agency,
  Pwr Sys Rev Ref Ser 2003C, 01-01-17**                       5.375      BBB         2,000       2,038,880
North Carolina Municipal Power Agency Number 1,
  Catawba Elec Rev Ser 1993, 01-01-15                         5.000      AAA         5,220       5,318,032
  Catawba Elec Rev Ser 2003A, 01-01-19                        5.250      AAA         2,500       2,690,875

Ohio 1.31%                                                                                       7,938,850
Akron, City of,
  Cert of Part Akron Municipal Baseball Stadium Proj,
  12-01-16                                                     Zero      A+          1,000       1,114,810
Cleveland, City of,
  Airport Spec Rev Continental Airlines Inc Proj,
  09-15-27                                                    5.375      B+          3,630       1,922,085
Ohio State Air Quality Development Auth,
  Rev Adj Ser B Columbus & South Proj, 12-01-20               6.250      BBB+        4,500       4,558,365
Student Loan Funding Corp,
  Sub Rev Ser B Cincinnati Ohio Student Ln, 08-01-08          8.875      BBB-          340         343,590

Oregon 0.50%                                                                                     3,004,386
Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj, 01-01-21            7.125      BBB-        3,300       3,004,386

Pennsylvania 5.64%                                                                              34,144,027
Allegheny County Industrial Development Auth,
  Rev Ref Ser 1994A Environmental Imp USX Corp Proj,
  12-01-20                                                    6.700      BBB+        6,000       6,179,040
Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
  Beaver Valley Proj, 05-01-20                                7.750      BBB         2,200       2,381,082
Carbon County Industrial Development Auth,
  Rev Ref Panther Creek Partners Proj, 05-01-12               6.700      BBB-        2,960       3,107,852
Delaware County Auth,
  1st Mtg Rev Riddle Village Proj, 06-01-26                   7.000      BBB-        1,250       1,248,387
Pennsylvania Convention Center Auth,
  Rev Ref Ser 1994A MBIA IBC, 09-01-14                        6.700      AAA         4,950       5,448,465
Pennsylvania Economic Development Finance Auth,
  Resource Recovery Rev Ser 1994D Colver Proj,
  12-01-15                                                    7.125      BBB-        7,000       7,273,280
  Resource Recovery Rev Ser 1994D Colver Proj,
  12-01-18                                                    7.150      BBB-        1,500       1,556,625
Philadelphia Industrial Development Auth,
  Commercial Dev Rev Ser 1995 Philadelphia Airport
  Hotel Proj, 12-01-17                                        7.750      B+          3,250       3,335,995
Scranton-Lackawanna Health and Welfare Auth,
  Rev Ser A Allied Services Rehabilitation Hosp Proj,
  07-15-20                                                    7.600      BB+         3,525       3,613,301

Puerto Rico 8.03%                                                                               48,614,937
Childrens Trust Fund (The),
  Tobacco Settlement Rev Asset Backed Bond, 05-15-39          5.500      A           2,000       1,941,780
Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth
  of Puerto Rico, 07-01-11                                    6.000      AAA           200         236,684
  Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth
  of Puerto Rico, 07-01-11                                   10.527#     AAA         6,500       8,884,460
Puerto Rico, Commonwealth of,
  GO Pub Imp Inverse Rate Securities Ser 1996, 07-01-11      10.420#     AAA        14,000      19,247,480
Puerto Rico Highway and Transportation Auth,
  Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts
  Ser PA-114 (r), 01-01-08                                   10.957#     AAA        13,130      18,304,533

Rhode Island 1.11%                                                                               6,744,910
Rhode Island Health and Educational Building Corp,
  Rev Hosp Fin-Lifespan Oblig Group, 08-15-32                 6.500      BBB         1,000       1,032,030
Rhode Island Tobacco Settlement Financing Corp,
  Tobacco Settlement Rev Asset Backed Bond Ser A,
  06-01-32                                                    6.125      A           5,000       4,705,650
Tiverton, Town of,
  Spec Oblig Tax Increment Rev Mount Hope Bay Village
  Ser A, 05-01-22                                             6.875      BB          1,000       1,007,230

South Carolina 0.91%                                                                             5,515,587
Florence, County of,
  Ind'l Dev Rev Stone Container Proj, 02-01-07                7.375      BB-         2,195       2,207,029
South Carolina Jobs-Economic Development Auth,
  Ind'l Rev Ser 2002A South Carolina Electric & Gas Co
  Proj, 11-01-27                                              5.200      AAA         1,250       1,299,538
  Rev Myrtle Beach Convention Ctr Ser 2001A, 04-01-36         6.625      BBB-        2,000       2,009,020

Tennessee 2.64%                                                                                 15,979,293
Chattanooga Industrial Development Board,
  Ind'l Rev Ref Market St Ltd Proj, 12-15-12                  7.000      BBB         2,525       2,315,273
Humphreys County Industrial Development Board,
  Solid Waste Disposal Rev E.I. Du Pont de Nemours and
  Co Proj, 05-01-24                                           6.700      AA-         6,500       6,892,990
Maury County Industrial Development Board,
  Multi-Modal Interchangeable Rate Poll Control Ref
  Rev Saturn Corp Proj, 09-01-24                              6.500      BBB         5,750       5,955,850
Metropolitan Knoxville Airport Auth,
  Spec Purpose Rev Northwest Airlines Proj, 04-01-32          8.000      B+          1,000         815,180

Texas 2.15%                                                                                     13,027,732
Austin, City of,
  Combined Util Sys Rev Ref Ser 1998, 11-15-10                6.750      AAA         3,125       3,864,094
Bexar County Health Facilities Development Corp,
  Rev Ref Army Retirement Residence Proj, 07-01-32            6.300      BBB-        1,000       1,019,990
Corpus Christi Housing Finance Corp,
  Single Family Mtg Sr Rev Ref Ser 1991A, 07-01-11            7.700      AAA           140         143,154
Dallas-Fort Worth International Airport Facility
  Improvement,
  Rev American Airlines Inc, 11-01-30                         7.250      B-          1,460         343,100
  Rev Delta Airlines Inc, 11-01-11                            7.600      BB          3,000       1,988,850
Harris County-Houston Sports Auth,
  Spec Rev Ref Sr Lien Cap Apprec Ser 2001A, 11-15-34          Zero      AAA        10,500       1,815,240
Houston, City of,
  Airport Sys Spec Facil Rev Continental Airlines Inc
  Ser 2001E, 07-01-21                                         6.750      B+          5,000       3,371,750
Houston Independent School District,
  Pub Facil Corp Lease Rev Cap Apprec Ser A
  Cesar E Chavez, 09-15-16                                     Zero      AAA           900         481,554

Utah 0.22%                                                                                       1,315,070
Salt Lake City Hospital,
  Rev Ref Ser A, 05-15-15                                     8.125      AAA         1,000       1,315,070

Virgin Islands 0.17%                                                                            $1,008,330
Virgin Islands Water and Power Auth,
  Wtr Sys Rev Ref, 07-01-17                                   5.500      BB+         1,000       1,008,330

Virginia 0.75%                                                                                   4,512,946
Pittsylvania County Industrial Development Auth,
  Rev Ser A Exempt Facil, 01-01-19                            7.550      BB          3,500       3,499,790
Pocahontas Parkway Assn,
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C, 08-15-24        Zero      Ba1         4,800         358,896
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C, 08-15-25        Zero      Ba1         5,000         331,300
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C, 08-15-26        Zero      Ba1         5,500         322,960

Washington 1.47%                                                                                 8,913,005
Seattle, Port of,
  Spec Facil Rev Northwest Airlines Proj, 04-01-30            7.250      BB+         1,700       1,277,295
Washington Public Power Supply System,
  Nuclear Proj No. 1 Ref Rev Ser 1989B, 07-01-16              7.125      AA-         1,500       1,943,295
Washington, State of,
  GO Ser A of 1990, 02-01-15                                  6.750      AA+         1,000       1,265,300
Washington Tobacco Settlement Auth,
  Tobacco Settlement Rev Asset Backed Bond, 06-01-26          6.500      A           3,000       2,964,180
  Tobacco Settlement Rev Asset Backed Bond, 06-01-32          6.625      A           1,500       1,462,935

West Virginia 0.60%                                                                              3,655,446
West Virginia State Hospital Finance Auth,
  Hosp Rev Charleston Area Medical Ctr Preref, 09-01-22       6.750      A2          2,400       2,991,408
  Hosp Rev Charleston Area Medical Ctr Unref Bal,
  09-01-22                                                    6.750      A2            600         664,038

Wisconsin 1.19%                                                                                  7,185,750
Badger Tobacco Asset Securitization Corp,
  Tobacco Settlement Asset Backed Bond, 06-01-27              6.125      A           2,500       2,442,650
  Tobacco Settlement Asset Backed Bond, 06-01-32              6.375      A           5,000       4,743,100

TOTAL INVESTMENTS 95.88%                                                                      $580,157,958

OTHER ASSETS AND LIABILITIES, NET 4.12%                                                        $24,933,134

TOTAL NET ASSETS 100.00%                                                                      $605,091,092

Notes to Schedule of Investments

(r) Direct placement security is restricted to resale. This security has been valued in accordance with procedures approved by the Trustees after consideration of restrictions to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's bylaws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to this restricted security. Additional information on this security is as follows:

                                                                       VALUE AS A         VALUE
                                                                       PERCENTAGE         AS OF
ISSUER, DESCRIPTION,                  ACQUISITION      ACQUISITION      OF FUND'S      FEBRUARY 28,
MATURITY DATE                            DATE             COST         NET ASSETS         2003
---------------------------------------------------------------------------------------------------
Puerto Rico Highway and
  Transportation Auth,
  Highway Rev Ser Y Res Int
  Tax-Exempt Sec Rec'ts Ser PA-114
  10.957%, 01-01-08                    04-02-96         $14,925,160       3.03%         $18,304,533

(B) Non-income-producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,250,640 or 0.70% of net assets as of February 28, 2003.

  * Credit ratings are rated by Standard & Poor's where available, or Moody's Investors Service, Fitch, or John Hancock Advisers, LLC, where
    Standard & Poor's ratings are not available.

** All or a portion of these securities, having an aggregate value of $5,907,240, or 0.98% of the Fund's net assets, has been purchased on a when-issued basis. The purchase price and the interest rate of these securites is fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to he amount of its when-issued commitments. Accordingly, the market value of $5,944,030 of Foothill/Eastern Transportation Corridor
    Agency, 6.000%, 01-01-16, has been segregated to cover the when-issued commitments.

  # Represents rate in effect on February 28, 2003.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

February 28, 2003
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                     VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                        OF NET ASSETS
General Obligation                                    6.13%
Revenue Bonds -- Airport                              3.94
Revenue Bonds -- Authority                            6.57
Revenue Bonds -- Bridge & Toll Road                   5.54
Revenue Bonds -- Building                             1.01
Revenue Bonds -- Economic Development                 2.41
Revenue Bonds -- Education                            3.29
Revenue Bonds -- Electric                             7.41
Revenue Bonds -- Environment                          1.07
Revenue Bonds -- Excise Tax                           0.39
Revenue Bonds -- Facility                             0.68
Revenue Bonds -- Financial                            0.22
Revenue Bonds -- General Purpose                      0.76
Revenue Bonds -- Health                              11.83
Revenue Bonds -- Highway                              3.33
Revenue Bonds -- Housing                              1.12
Revenue Bonds -- Improvement                          1.27
Revenue Bonds -- Industrial Development               2.46
Revenue Bonds -- Industrial Revenue                   1.82
Revenue Bonds -- Lease                                0.18
Revenue Bonds -- Other                                5.41
Revenue Bonds -- Parking Garage/Authority             0.24
Revenue Bonds -- Pollution Control                   10.61
Revenue Bonds -- Power                                1.29
Revenue Bonds -- Recreational Facility                0.79
Revenue Bonds -- Roadway/Street                       1.05
Revenue Bonds -- School                               1.20
Revenue Bonds -- Solid Waste Disposal                 0.09
Revenue Bonds -- Special Assessment                   0.58
Revenue Bonds -- Special Tax                          0.17
Revenue Bonds -- Student Loan                         0.59
Revenue Bonds -- Tax Increment                        0.34
Revenue Bonds -- Transportation                       8.57
Revenue Bonds -- Water & Sewer                        3.52

Total tax-exempt long-term bonds                     95.88%

See notes to
financial statements.



ASSETS AND
LIABILITIES

February 28, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $528,195,071)                         $580,157,958
Cash                                                               22,100,132
Receivable for investments sold                                     4,432,845
Receivable for shares sold                                            728,330
Interest receivable                                                 8,086,334
Other assets                                                          176,653

Total assets                                                      615,682,252

LIABILITIES
Payable for investments purchased                                   9,449,211
Payable for shares repurchased                                        439,938
Dividend payable                                                      128,369
Payable to affiliates                                                 359,393
Other payables and accrued expenses                                   214,249

Total liabilities                                                  10,591,160

NET ASSETS
Paid-in capital                                                   584,356,777
Accumulated net realized loss on investments and
  financial futures contracts                                     (32,684,353)
Net unrealized appreciation of investments                         51,962,887
Accumulated net investment income                                   1,455,781

Net assets                                                       $605,091,092

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($542,153,008 [DIV] 52,458,274 shares)                         $10.33
Class B ($55,394,512 [DIV] 5,361,281 shares)                           $10.33
Class C ($7,543,572 [DIV] 729,929 shares)                              $10.33

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.33 [DIV] 95.5%)                                         $10.82
Class C ($10.33 [DIV] 99%)                                             $10.43

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.


OPERATIONS

For the period ended
February 28, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.



INVESTMENT INCOME
Interest                                                          $18,560,304

Total investment income                                            18,560,304

EXPENSES
Investment management fee                                           1,622,662
Class A distribution and service fee                                  669,960
Class B distribution and service fee                                  281,177
Class C distribution and service fee                                   36,364
Transfer agent fee                                                    327,524
Accounting and legal services fee                                     125,139
Custodian fee                                                          67,635
Registration and filing fee                                            26,355
Printing                                                               19,936
Miscellaneous                                                          18,983
Auditing fee                                                           18,204
Trustees' fee                                                          17,821
Legal fee                                                               3,198

Total expenses                                                      3,234,958
Less expense reductions                                               (24,464)

Net expenses                                                        3,210,494

Net investment income                                              15,349,810

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                        (6,089,763)
Financial futures contracts                                             9,860
Change in unrealized appreciation (depreciation)
  of investments                                                    1,852,656

Net realized and unrealized loss                                   (4,227,247)

Increase in net assets from operations                            $11,122,563

1 Semiannual period from 9-1-02 through 2-28-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   8-31-02          2-28-03 1


INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $32,024,390      $15,349,810
Net realized loss                              (10,247,554)      (6,079,903)
Change in net unrealized
  appreciation (depreciation)                   (8,843,531)       1,852,656

Increase in net assets resulting
  from operations                               12,933,305       11,122,563

Distributions to shareholders
From net investment income
Class A                                        (28,071,229)     (13,644,940)
Class B                                         (3,097,842)      (1,220,659)
Class C                                           (202,648)        (158,000)
From net realized gain
Class A                                           (588,183)              --
Class B                                            (84,343)              --
Class C                                             (4,102)              --
                                               (32,048,347)     (15,023,599)
From Fund share transactions                      (907,122)      (6,930,697)

NET ASSETS
Beginning of period                            635,944,989      615,922,825

End of period 2                               $615,922,825     $605,091,092

1 Semiannual period from 9-1-02 through 2-28-03. Unaudited.

2 Includes accumulated net investment income of $1,129,570 and $1,455,781, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1   2-28-03 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $10.63      $11.01      $10.36      $10.30      $10.72      $10.40
Net investment income 3                         0.56        0.56        0.56        0.54        0.55        0.27
Net realized and unrealized
  gain (loss) on investments                    0.38       (0.65)      (0.06)       0.44       (0.32)      (0.08)
Total from
  investment operations                         0.94       (0.09)       0.50        0.98        0.23        0.19
Less distributions
From net investment income                     (0.56)      (0.56)      (0.56)      (0.54)      (0.54)      (0.26)
From net realized gain                            --          --          -- 4     (0.02)      (0.01)         --
                                               (0.56)      (0.56)      (0.56)      (0.56)      (0.55)      (0.26)
Net asset value,
  end of period                               $11.01      $10.36      $10.30      $10.72      $10.40      $10.33
Total return 5,6 (%)                            9.08       (0.93)       5.09        9.89        2.33        1.86 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $601        $565        $522        $548        $550        $542
Ratio of expenses
  to average net assets (%)                     0.85        0.85        0.85        0.86        0.96        0.99 8
Ratio of adjusted expenses
  to average net assets 9 (%)                   0.87        0.96        1.00        0.98        0.99        1.00 8
Ratio of net investment income
  to average net assets (%)                     5.16        5.14        5.53        5.22        5.34        5.20 8
Portfolio turnover (%)                            24          13          12          24          22          10

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                 8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1   2-28-03 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $10.63      $11.01      $10.36      $10.30      $10.72      $10.40
Net investment income 3                         0.48        0.48        0.48        0.47        0.47        0.23
Net realized and unrealized
  gain (loss) on investments                    0.38       (0.65)      (0.06)       0.44       (0.32)      (0.08)
Total from
  investment operations                         0.86       (0.17)       0.42        0.91        0.15        0.15
Less distributions
From net investment income                     (0.48)      (0.48)      (0.48)      (0.47)      (0.46)      (0.22)
From net realized gain                            --          --          -- 4     (0.02)      (0.01)         --
                                               (0.48)      (0.48)      (0.48)      (0.49)      (0.47)      (0.22)
Net asset value,
  end of period                               $11.01      $10.36      $10.30      $10.72      $10.40      $10.33
Total return 5, 6 (%)                           8.27       (1.67)       4.31        9.07        1.57        1.49 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $184        $144         $97         $85         $60         $55
Ratio of expenses
  to average net assets (%)                     1.60        1.60        1.60        1.61        1.71        1.74 8
Ratio of adjusted expenses
  to average net assets 9 (%)                   1.62        1.71        1.75        1.73        1.75        1.75 8
Ratio of net investment income
  to average net assets (%)                     4.41        4.39        4.78        4.47        4.59        4.45 8
Portfolio turnover (%)                            24          13          12          24          22          10

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                        8-31-99 10  8-31-00     8-31-01     8-31-02 1   2-28-03 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $10.86      $10.36      $10.30      $10.72      $10.40
Net investment income 3                                0.19        0.47        0.45        0.47        0.23
Net realized and unrealized
  gain (loss) on investments                          (0.50)      (0.06)       0.44       (0.32)      (0.08)
Total from
  investment operations                               (0.31)       0.41        0.89        0.15        0.15
Less distributions
From net investment income                            (0.19)      (0.47)      (0.45)      (0.46)      (0.22)
From net realized gain                                   --          -- 4     (0.02)      (0.01)         --
                                                      (0.19)      (0.47)      (0.47)      (0.47)      (0.22)
Net asset value,
  end of period                                      $10.36      $10.30      $10.72      $10.40      $10.33
Total return 5,6 (%)                                  (2.86) 7     4.19        8.96        1.53        1.49 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                          -- 11       $1          $3          $7          $8
Ratio of expenses
  to average net assets (%)                            1.70 8      1.70        1.71        1.75        1.74 8
Ratio of adjusted expenses
  to average net assets 9 (%)                          1.71 8      1.75        1.73          --        1.75 8
Ratio of net investment income
  to average net assets (%)                            4.29 8      4.60        4.37        4.55        4.46 8
Portfolio turnover (%)                                   13          12          24          22          10

 1 As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.23%, 4.48% and 4.44% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the period ended 2-28-03 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 5.09%, 4.34% and 4.35% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

 2 Semiannual period from 9-1-02 through 2-28-03. Unaudited.

 3 Based on the average of the shares outstanding.

 4 Less than $0.01 per share.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the periods shown.

10 Class C shares began operations on 4-1-99.

11 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Tax-Free Bond Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distri bution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are in vested in one or more large repurchase agreements, whose underlying securities are obli gations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribu tion and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended February 28, 2003.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had no open financial futures contracts on February 28, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $6,462,709 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: August 31, 2003 -- $5,155,633 and August 31, 2010 -- $1,307,076. Availability of a certain amount of these loss carryforwards which were acquired on December 6, 1996 in a merger with John Hancock Managed Tax-Exempt Fund, may be limited in a given year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000 and (c) 0.45% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $24,464, or 0.01% of the Fund's average net assets, for the period ended February 28, 2003. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accord ingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Con duct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 28, 2003, JH Funds received net up-front sales charges of $256,275 with regard to sales of Class A shares. Of this amount, $30,512 was retained and used for printing prospectuses, adver tising, sales literature and other purposes, $140,313 was paid as sales commissions to unrelated broker-dealers and $85,450 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insur ance Company ("JHLICo"), is the indirect sole shareholder of Signator Inves tors. During the period ended February 28, 2003, JH Funds received net up-front sales charges of $12,284 with regard to sales of Class C shares. Of this amount, $8,827 was paid as sales commissions to unrelated broker-dealers and $3,457 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended February 28, 2003, CDSCs received by JH Funds amounted to $75,112 for Class B shares and $1,805 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.01% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.04% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sa tion Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the in vest ment as well as any un realized gains or losses. The Deferred Compen sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                     YEAR ENDED 8-31-02          PERIOD ENDED 2-28-03 1
                                 SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                          7,339,402     $75,932,099     2,115,314     $21,707,629
Distributions reinvested      1,949,844      20,087,772       957,600       9,825,814
Repurchased                  (7,561,164)    (78,247,575)   (3,478,759)    (35,650,796)
Net increase (decrease)       1,728,082     $17,772,296      (405,845)    ($4,117,353)

CLASS B SHARES
Sold                          1,262,586     $13,069,049       498,690      $5,141,876
Distributions reinvested        174,678       1,799,694        74,305         762,516
Repurchased                  (3,602,463)    (37,159,551)     (937,902)     (9,621,010)
Net decrease                 (2,165,199)   ($22,290,808)     (364,907)    ($3,716,618)

CLASS C SHARES
Sold                            337,999      $3,488,383       205,523      $2,122,254
Distributions reinvested         12,620         129,894        11,518         118,145
Repurchased                        (917)         (6,887)     (129,844)     (1,337,125)
Net increase                    349,702      $3,611,390        87,197        $903,274

NET DECREASE                    (87,415)      ($907,122)     (683,555)    ($6,930,697)

1 Semiannual period from 9-1-02 through 2-28-03. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 28, 2003, aggregated $60,459,104 and $81,819,365, respectively.

The cost of investments owned on February 28, 2003, including short-term investments, for federal income tax purposes was $526,330,131. Gross unrealized appreciation and depreciation of investments aggregated $67,152,535 and $13,324,708, respectively, resulting in net unrealized appreciation of $53,827,827. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the accretion of discounts on debt securities.

NOTE E
Change in accounting principle

Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $1,186,714 increase in the cost of investments and a corresponding decrease in net unrealized appreciation of investments, based on securities held as of August 31, 2001.

The effect of this change for the year ended August 31, 2002, was to increase net investment income by $651,825, decrease unrealized appreciation of investments by $600,360 and increase net realized loss on investments by $51,465.

The effect of this change for the period ended February 28, 2003, was to increase net investment income by $326,211, decrease unrealized appreciation of investments by $77,866 and increase net realized loss on investments by $248,345.

The financial highlights for prior periods have not been restated to reflect this change in presentation.



OUR FAMILY
OF FUNDS
-------------------------------------------------------------
Equity                        Balanced Fund
                              Classic Value Fund
                              Core Equity Fund
                              Focused Equity Fund
                              Growth Trends Fund
                              Large Cap Equity Fund
                              Large Cap Growth Fund
                              Large Cap Spectrum Fund
                              Mid Cap Growth Fund
                              Multi Cap Growth Fund
                              Small Cap Equity Fund
                              Small Cap Growth Fund
                              Sovereign Investors Fund
                              U.S. Global Leaders Growth Fund

-------------------------------------------------------------
Sector                        Biotechnology Fund
                              Financial Industries Fund
                              Health Sciences Fund
                              Real Estate Fund
                              Regional Bank Fund
                              Technology Fund

-------------------------------------------------------------
Income                        Bond Fund
                              Government Income Fund
                              High Income Fund
                              High Yield Bond Fund
                              Investment Grade Bond Fund
                              Strategic Income Fund

-------------------------------------------------------------
International                 International Fund
                              Pacific Basin Equities Fund

-------------------------------------------------------------
Tax-Free Income               California Tax-Free Income Fund
                              High Yield Municipal Bond Fund
                              Massachusetts Tax-Free Income Fund
                              New York Tax-Free Income Fund
                              Tax-Free Bond Fund

-------------------------------------------------------------
Money Market                  Money Market Fund
                              U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Tax-Free Bond Fund.

520SA   2/03
        4/03






John Hancock
High Yield
Municipal Bond
Fund

SEMI
ANNUAL
REPORT

2.28.03

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 15

For your information
page 29

Dear Fellow Shareholders,

After a robust start to 2003, the stock market quickly gave in to the continuing pressures that plagued it throughout 2002. The threat of war with Iraq increased and became a reality in mid-March. The uncertainty surrounding these and other geopolitical issues became uppermost in investors' minds and caused the market to continue the tumble that marked 2002. In the first two months of 2003, the Dow Jones Industrial Average returned -4.98%, the Standard & Poor's 500 Index lost 4.08% and the Nasdaq Composite Index was relatively flat, at 0.15%. Bonds advanced in the same period as investors sought safety.

The market's results through February 2003 matched the trend of the last three years, in which stocks lost ground every year as the economy stalled, corporate spending and profits were lackluster and investor confidence plunged amid corporate scandals. Bonds, on the other hand, outperformed stocks for a third straight year and produced positive results in 2002, while 96% of U.S. diversified stock mutual funds lost money. These results only confirm the importance of having a portfolio well diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years -- one of the longest declines in modern history -- no one can predict when the bear market cycle will turn. Currently, uncertainties abound, with ongoing concerns about the economy and the risks of war.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of cur-
rent income that is
largely exempt
from federal
income tax, con-
sistent with
preservation of
capital, by nor-
mally investing at
least 80% of its
assets in munici-
pal bonds of any
maturity with
credit ratings from
A to BB/Ba and
their unrated
equivalents.

Over the last six months

* Investors' aversion to risk amid a weak economy and tense geopolitical conditions put pressure on high-yield munis.

* The Fund's heightened interest-rate sensitivity and its health-care holdings aided performance.

* A prolonged slump in travel hurt the Fund's airline-related holdings.

[Bar chart with heading "John Hancock High Yield Municipal Bond Fund." Under the heading is a note that reads "Fund performance for the six months ended February 28, 2003." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.29% total return for Class A. The second bar represents the 0.91% total return for Class B. The third bar represents the 0.92% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 7.0%   S. Orange County Pub. Financing Auth, 8-15-17, 10.670%
 3.3%   Foothill/Eastern Trans. Corridor Agency, 1-1-18, Zero
 2.9%   Homestead, City of, 11-1-18, 7.950%
 2.5%   Waterford, Township of, 1-1-39, 6.000%
 2.4%   San Bernardino, County of, 8-1-17, 5.500%
 2.3%   Mass. Health and Edu. Fac. Auth, 12-15-31, 9.200%
 2.1%   Western Generation Agency, 1-1-21, 7.125%
 2.1%   New Jersey Economic Development Auth, 11-1-23, 8.500%
 2.0%   Hopewell Industrial Development Auth, 6-1-16, 8.250%
 1.9%   Foothill/Eastern Trans. Corridor Agency, 1-15-23, Zero

As a percentage of net assets on February 28, 2003.



MANAGERS'
REPORT

BY CYNTHIA M. BROWN, BARRY H. EVANS, CFA, AND DIANNE SALES, CFA,
PORTFOLIO MANAGERS

John Hancock
High Yield Municipal Bond Fund

During the six-month period ended February 28, 2003, high-yield municipal bonds struggled, and the group's positive six-month returns were due primarily to the fact that the income they generated more than offset the price depreciation that many suffered. In addition, high-yield bonds generally lagged their investment-grade muni counterparts, partly because their higher yields and reduced interest-rate sensitivity made them less sensitive to the interest-rate declines that occurred during the period. The more interest-rate sensitive a bond is, the more its price will rise when interest rates fall and decline when rates rise. Other factors behind the high-yield municipal bond market's sluggishness included slack demand amid investors' aversion to riskier asset classes of all types, and an increase in the number of credit-rating downgrades and defaults.

"During the six-month
 period ended
 February 28, 2003,
 high-yield municipal
 bonds struggled..."

FUND PERFORMANCE

For the six months ended February 28, 2003, John Hancock High Yield Municipal Bond Fund's Class A, Class B and Class C shares posted total returns of 1.29%, 0.91% and 0.92%, respectively, at net asset value. By comparison, the average high-yield municipal bond fund returned 1.31%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

LONG DURATION AIDS PERFORMANCE

One strategy that aided our performance during the period was our management of the Fund's duration, a measure of its interest-rate sensitivity. Sensing that the economy was poised to turn in weaker-than-expected results and that geopolitical and other concerns would keep the Federal Reserve from raising interest rates, we extended our duration -- that is, made the Fund more interest-rate sensitive -- in anticipation of lower interest rates. Not only did the Fed not raise rates, it cut them during the period. As interest rates declined and bond yields moved lower, our longer duration helped the Fund participate more fully in the rally.

[Photos of Cynthia Brown, Barry Evans and Dianne Sales flush right next to first paragraph.]

"Our focus on long-
 maturity non-callable
 bonds also helped
 the Fund..."

LONG-MATURITY NON-CALLABLES HELP

Our focus on long-maturity non-callable bonds also helped the Fund, because they were a big beneficiary of this trend in rates. Not only did their long durations mean they were more sensitive to interest-rate cuts, but their relatively high yields were a plus. In this falling-rate environment, issuers increasingly refinanced their debt at prevailing lower rates. Callable bonds -- which can be refinanced at a certain date -- tended to underperform because investors disliked the notion that their money would be returned to them once the call feature was exercised, potentially forcing them to reinvest at lower rates. Since a good portion of the Fund was non-callable, or well -protected from being called, we were able to maintain many of our relatively high-yielding bonds.

There were other strategies that made a positive contribution to the Fund's performance, some stemming from what we owned and some stemming from what we avoided. Our holdings in several health-care-related bonds exhibited renewed financial strength even as the sector came under pressure. In terms of what we avoided, our decision to overlook some of the investor-owned utility companies proved beneficial because that sector, too, came under intense investor scrutiny based on concerns about their energy trading and other operations. We also had very little exposure to bonds issued on behalf of paper companies, which slumped in response to concerns about that industry's financial prospects.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Health 17%, the second is Pollution control 7%, the third Special tax 7%, the fourth Industrial development 6% and the fifth Bridge & toll road 5%.]

AIRLINES, TOBACCO BONDS STRUGGLE

Amid overall weakness in the economy, the lingering effects of the 2001 terrorist attacks and ongoing concerns about the potential impact of new attacks on travel and tourism, airline bonds were the biggest disappointment during the period. Throughout the period, we significantly reduced our stake in them, given their ongoing struggles and weak financial performance. Nonetheless, the airline bonds that remained in the portfolio detracted from performance.

[Bar chart at middle of page with heading "Top five states as a percentage of net assets on 2-28-03." (From top to bottom): California 22%, Florida 15%, New Jersey 6%, Massachusetts 4% and Illinois 4%.]

Our holdings in "tobacco bonds" also held us back. In 1998, a $200 billion legal settlement between states and the big tobacco companies over the cost of treating smokers allows each state a portion of the settlement to be paid over 10 years. Some states, however, have been borrowing against their future shares of the settlement, opting for up-front cash from the sale of tax-free tobacco settlement bonds. States tend to view the issuance of tobacco bonds as a less painful way to help plug growing budget deficits than raising taxes and cutting spending. Unfortunately, the number of states that issued tobacco bonds, and the size of those deals, significantly expanded during the period, outstripping demand and putting pressure on their prices. Despite their recent disappointing performance, we continued to hang onto our tobacco bonds, primarily because they offer relatively high yields and, while not without their challenges in the near term, should serve the Fund well over the long term.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Long-duration bonds followed by an up arrow with the phrase "Falling interest rates boost prices." The second listing is Health-care holdings bonds followed by an up arrow with the phrase "Selected hospital systems enjoy improved financial results." The third listing is Airline bonds followed by a down arrow with the phrase "Weak travel trends, financial results concerned investors."]

"In 2003, we expect that
 the high-yield municipal
 market will endure its share
 of volatility..."

OUTLOOK

In 2003, we expect that the high-yield municipal market will endure its share of volatility, as credit and supply concerns move in and out of investors' focus. From an interest-rate perspective, we do not foresee any dramatic changes in the near term -- barring any long, drawn-out military action in Iraq or elsewhere. So we plan to maintain our longer-duration holdings until we see definitive signs that the economy is improving.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
February 28, 2003

The index used for com-
parison is the Lehman
Brothers Municipal
Bond Index, an
unmanaged index that
includes municipal
bonds and is commonly
used as a measure of
bond performance.

It is not possible to
invest directly in
an index.


                              Class A      Class B       Class C        Index
Inception date               12-31-93      8-25-86       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                        -0.76%       -1.74%        1.10%        7.67%
Five years                       2.03%        1.90%          --         6.08%
Ten years                          --         4.04%          --         6.33%
Since inception                  3.86%          --         1.59%          --

Cumulative total returns with maximum sales charge (POP)
Six months                      -3.30%       -4.00%       -1.12%        3.36%
One year                        -0.76%       -1.74%        1.10%        7.67%
Five years                      10.58%        9.87%          --        34.31%
Ten years                          --        48.57%          --        84.67%
Since inception                 41.54%          --         6.36%          --

SEC 30-day yield as of February 28, 2003
                                 5.58%        5.09%        5.04%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B 1 shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $18,467 as of February 28, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Municipal Bond Fund, before sales charge, and is equal to $14,858 as of February 28, 2003.

                                    Class A      Class C 1
Period beginning                   12-31-93       4-1-99
Without sales charge                $14,816      $10,749
With maximum sales charge           $14,155      $10,641
Index                               $17,240      $12,636

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of February 28, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

This schedule has one main category: tax-exempt long-term bonds, which are broken down by state or territory. Under each state or territory is a list of securities owned by the Fund.

Securities owned
by the Fund on
February 28, 2003
(unaudited)

STATE, ISSUER, DESCRIPTION,                               INTEREST   CREDIT      PAR VALUE
MATURITY DATE                                             RATE       RATING*    (000s OMITTED)         VALUE
TAX-EXEMPT LONG-TERM BONDS 93.68%                                                               $113,714,826
(Cost $114,998,336)

Alaska 0.99%                                                                                       1,198,990
Anchorage, City of,
  Ice Rink Rev, 01-01-20                                     6.375%     AA         $1,000          1,198,990

Arizona 1.55%                                                                                      1,885,480
Peoria Industrial Development Auth,
  Ind'l Dev Rev Ref Ser 1999A Sierra Winds Life,
  08-15-20                                                   6.250      BB+         1,000            953,060
Pima County Industrial Development Auth,
  Ind'l Rev Ser 1997B Tucson Elec Pwr Co Proj,
  09-01-29                                                   6.000      B+          1,000            932,420

California 22.30%                                                                                 27,067,429
ABAG Finance Authority for Nonprofit Corps,
  Cert of Part Nat'l Center for Int'l Schools Proj,
  05-01-18                                                   7.375      BB+         1,000          1,070,970
California, State of,
  General Obligation, 02-01-25                               4.750      AAA         2,000          1,983,780
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Ref Cap Apprec, 01-15-36                        Zero      BBB-        4,000            564,360
  Toll Rd Rev Ref Conv Cap Apprec, 01-15-23                   Zero      AAA         3,000          2,320,590
  Toll Rd Rev Sr Lien Cap Apprec Ser A, 01-01-18              Zero      AAA         7,950          4,042,019
Golden State Tobacco Securitization Corp,
  Tobacco Settlement Rev Ser 2003-A-1, 06-01-39              6.750      A           1,000            985,210
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of
  Millbrae Proj, 09-01-27                                    7.375      BB          1,000          1,030,650
San Bernardino, County of,
  Cert of Part Ref Med Ctr Fin Proj, 08-01-17                5.500      AAA         2,500          2,881,150
San Diego County Water Auth,
  Water Rev Cert of Part Reg RITES, 04-23-08                 9.968#     AAA         1,000          1,294,040
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26             8.500      BB-         2,000          1,500,840
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Sr Lien, 01-01-33                              5.000      Baa3        1,000            942,370
South Orange County Public Financing Auth,
  Spec Tax Rev LEVRRS, 08-15-17                             10.670#     AAA         7,500          8,451,450

Colorado 2.49%                                                                                     3,020,485
E-470 Public Highway Auth,
  Rev Cap Apprec Sr Ser 2000B, 09-01-35                       Zero      BBB-       15,700          1,452,250
Northwest Parkway Public Highway Auth,
  Rev 1st Tier Sub Ser 2001D, 06-15-41                       7.125      BB+         1,500          1,568,235

Connecticut 0.65%                                                                                    787,035
Connecticut State Development Auth,
  Poll Control Rev Ref Ser 1993A Connecticut
  Light & Pwr, 09-01-28                                      5.850      BBB           750            787,035

Florida 14.67%                                                                                    17,806,120
Bonnet Creek Resort Community Development District,
  Spec Assessment Rev, 05-01-18                              7.250      BB          1,445          1,469,724
  Spec Assessment Rev, 05-01-34                              7.375      BB          1,055          1,067,238
Capital Projects Finance Auth,
  Student Hsg Rev Cap Projs Ln Prog Ser 2000A,
  08-15-31                                                   7.850      BBB-        2,000          2,053,980
  Student Hsg Rev Cap Projs Ln Prog Ser 2001G,
  10-01-11                                                   9.125      BBB         2,000          1,983,340
Capital Trust Agency,
  Rev Seminole Tribe of Florida Convention &
  Resort Hotel Facil Ser 2002A, 10-01-33                    10.000      BB          1,000          1,029,980
Crossings at Fleming Island Community
  Development District,
  Spec Assessment Rev Ref Ser 2000C, 05-01-30                7.100      BBB-        1,000          1,059,550
Grand Haven Community Development District,
  Spec Assessment Ser B, 05-01-19                            6.900      BB+           995          1,011,248
Homestead, City of,
  Ind'l Dev Rev Ser A Community Rehab Proj, 11-01-18         7.950      BB          3,470          3,535,132
Miami Beach Health Facilities Auth,
  Hosp Rev Ref Ser 2001A Mt Sinai Medical Ctr, 11-15-11      6.125      BB          1,500          1,398,600
Poinciana Community Development District,
  Spec Assessment Ser 2000A, 05-01-31                        7.125      BB+           515            537,052
South Indian River Water Control District,
  Rev Egret Landing Proj Section 15 Phase 1, 11-01-18        7.500      AA          1,795          1,901,156
Waterchase Community Development District,
  Cap Imp Rev Ser 2001A, 05-01-32                            6.700      BB            750            759,120

Illinois 4.05%                                                                                     4,914,909
Bedford Park, City of,
  Tax Increment Rev Ref 71st & Cicero Proj, 01-01-06         7.000      BBB-          340            348,724
  Tax Increment Rev Ref 71st & Cicero Proj, 01-01-12         7.375      BBB-        1,000          1,045,550
Illinois Development Finance Auth,
  Environmental Facil Rev Citgo Petroleum Corp Proj,
  06-01-32                                                   8.000      Ba3         1,500          1,487,805
Illinois Educational Facilities Auth,
  Student Hsg Rev Edl Advancement Fund Univ Ctr
  Proj, 05-01-22                                             6.000      Baa2        1,000          1,001,410
Round Lake Beach, City of,
  Tax Increment Rev Ref, 12-01-13                            7.500      BBB-        1,000          1,031,420

Iowa 0.20%                                                                                           236,858
Iowa Finance Auth,
  Hlth Care Facil Rev Ref Care Initiatives Proj, 07-01-25    9.250      BB            200            236,858

Kansas 2.41%                                                                                       2,928,910
Kansas Development Finance Auth,
  Multifamily Hsg Rev Ref Ser Y, 12-01-28                    6.125      BBB-        1,000            875,750
Prairie Village, City of,
  Rev Ser A Claridge Court Proj, 08-15-23                    8.750      BBB-        2,000          2,053,160

Kentucky 1.79%                                                                                     2,170,230
Kenton County Airport Board,
  Spec Facil Rev Delta Airlines Proj Ser A, 02-01-21         7.125      BB          1,500          1,206,780
Newport Public Properties,
  Corp Rev 1st Mtg Pub Prkg & Plaza Ser 2000A-1,
  01-01-27                                                   8.500      BB          1,000            963,450

Louisiana 1.76%                                                                                    2,131,215
Louisiana Public Facilities Auth,
  Progressive Hlthcare Rev Ser 1998B, 10-01-20               6.375      BB-         1,000            815,520
Tobacco Settlement Financing Corp,
  Louisiana Tobacco Settlement Rev Asset Backed
  Bond Ser 2001B, 05-15-39                                   5.875      A           1,500          1,315,695

Maryland 0.82%                                                                                     1,001,130
Maryland Economic Development Corp,
  Rev Student Hsg Sr Ser 2003A Univ of Maryland,
  10-01-23                                                   5.625      Baa3        1,000          1,001,130

Massachusetts 4.32%                                                                                5,243,746
Massachusetts Development Finance Agency,
  Rev Mass College of Pharmacy & Allied Hlth Sciences,
  07-01-33                                                   5.750      BBB         1,000            980,640
  Resource Recovery Rev Ser 1998 Ogden Haverhill
  Proj, 12-01-19                                             5.500      BBB         1,700          1,528,606
Massachusetts Health and Educational Facilities Auth,
  Rev Civic Investments Ser 2002B, 12-15-31                  9.200      BB          2,500          2,734,500

Michigan 3.78%                                                                                     4,593,726
Midland County Economic Development Corp,
  Poll Control Ltd Oblig Rev Ref Ser 2000A, 07-23-09         6.875      BB+         1,500          1,515,300
Waterford, Township of,
  Economic Dev Corp Rev Ref Canterbury Hlth, 01-01-39        6.000      BB-         3,615          3,078,426

Minnesota 0.61%                                                                                      745,120
Minneapolis-St. Paul Metropolitan Airports Commission,
  Spec Facil Rev Ser 2001A Northwest Airlines, Inc Proj,
  04-01-25                                                   7.000      BB+         1,000            745,120

Missouri 0.87%                                                                                     1,053,420
Fenton, City of,
  Tax Increment Rev Ref & Imp Gravois Bluffs, 10-01-21       7.000      BB+         1,000          1,053,420

Nevada 1.58%                                                                                       1,920,430
Nevada Department of Business & Industry,
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-23             7.250      BB          1,000            964,280
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40             7.375      BB          1,000            956,150

New Hampshire 1.04%                                                                                1,262,235
New Hampshire Higher Educational & Health
  Facilities Auth, Rev Littleton Hosp Assn-Ser A,
  05-01-18                                                   5.900      BB-         1,500          1,262,235

New Jersey 5.85%                                                                                   7,098,502
Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing
  Proj (B), 01-01-21                                         9.875      CCC-        1,500            296,250
New Jersey Economic Development Auth,
  Economic Dev Rev Ref Ser 1995J Holt Hauling
  Proj, 11-01-23                                             8.500      CC          2,500          2,490,000
New Jersey Health Care Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj, 07-01-27          8.000      BB-         2,000          1,834,580
  St Peters Univ Hosp Rev Ser 2000A, 07-01-30                6.875      BBB         1,000          1,073,620
New Jersey Tobacco Settlement Financing Corp,
  Asset Backed Bond, 06-01-32                                6.375      A           1,000            966,462
  Asset Backed Bond, 06-01-37                                6.000      A             500            437,590

New Mexico 1.67%                                                                                   2,025,560
Farmington, City of,
  Poll Control Rev Ref Ser 2002A El Paso Electric Co
  Proj, 06-01-32                                             6.375      BB+         2,000          2,025,560

New York 3.11%                                                                                     3,773,499
Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj, 10-01-26             8.250      BB+         1,420          1,519,414
Monroe Newpower Corp,
  Pwr Facil Rev, 01-01-16                                    5.100      BBB+        1,000          1,012,180
New York City Industrial Development Agency,
  Ind'l Dev Rev Ref LaGuardia Assoc LP Proj, 11-01-28        6.000      BB+         1,000            735,800
Suffolk County Industrial Development Agency,
  Continuing Care Retire Cmty Rev Peconic Landing
  Ser 2000A, 10-01-30                                        8.000      BB+           500            506,105

Ohio 0.44%                                                                                           529,500
Cleveland, City of,
  Airport Spec Rev Continental Airlines, Inc Proj,
  09-15-27                                                   5.375      B+          1,000            529,500

Oregon 2.10%                                                                                       2,549,176
Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj, 01-01-21           7.125      BBB-        2,800          2,549,176

Pennsylvania 0.49%                                                                                   600,000
Pennsylvania Economic Development Finance Auth,
  Ser B Qualified Residential RSI Properties/Greensburg
  LLC Proj (B), 09-01-27                                     8.000      BB-         1,000            600,000

Rhode Island 2.08%                                                                                 2,523,929
Providence Redevelopment Agency,
  Cert of Part Ser 1994A, 09-01-24                           8.000      BBB-        2,015          2,075,712
Tiverton, Town of,
  Spec Oblig Tax Increment Rev Mount Hope Bay
  Village Ser A, 05-01-22                                    6.875      BB            445            448,217

South Carolina 0.62%                                                                                 753,383
South Carolina Jobs-Economic Development Auth,
  Rev Myrtle Beach Convention Ctr Ser 2001A,
  04-01-36                                                   6.625      BBB-          750            753,383

South Dakota 0.40%                                                                                   484,690
Educational Enhancement Funding Corp,
  South Dakota Tobacco Settlement Asset Backed
  Bond Ser B, 06-01-32                                       6.500      A             500            484,690

Tennessee 2.33%                                                                                    2,822,596
Chattanooga Industrial Development Board,
  Ind'l Dev Rev Ref Warehouse Row Ltd Proj, 12-15-12         7.000      BBB         1,900          1,742,186
Johnson City Health & Educational Facilities Board,
  Hosp Rev Ref 1st Mtg Mtn States Hlth Ser 2000A,
  07-01-33                                                   7.500      Baa2        1,000          1,080,410

Texas 2.64%                                                                                        3,205,018
Bexar County Health Facilities Development Corp,
  Rev Ref Army Retirement Residence Proj, 07-01-32           6.300      BBB-          150            152,999
Gulf Coast Industrial Development Auth,
  Solid Waste Disposal Rev Citgo Petroleum Proj,
  04-01-28                                                   8.000      Ba2         2,100          2,083,809
Metro Health Facilities Development Corp,
  Rev Wilson N Jones Mem Hosp Proj, 01-01-31                 7.250      Ba1         1,000            968,210

Utah 0.79%                                                                                           963,656
Carbon, County of,
  Solid Waste Disp Rev Ref Sunnyside Cogeneration
  Ser 1999A, 08-15-23                                        7.100      BB            900            885,582
  Solid Waste Disp Rev Ref Sunnyside Cogeneration
  Ser 1999B, 08-15-24                                         Zero      BB            290             78,074

Virginia 2.78%                                                                                     3,378,374
Hopewell Industrial Development Auth,
  Resource Recovery Rev Ref Stone Container Corp
  Proj, 06-01-16                                             8.250      BB          2,400          2,468,496
Pocahontas Parkway Association,
  Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C,
  08-15-20                                                    Zero      Ba1         4,000            477,000
  Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C,
  08-15-21                                                    Zero      Ba1         4,100            432,878

Washington 1.31%                                                                                   1,589,140
Seattle, Port of,
  Spec Facil Rev Northwest Airlines, Inc Proj, 04-01-30      7.250      BB+           800            601,080
Washington Tobacco Settlement Auth,
  Tobacco Settlement Rev Asset Baked Bond, 06-01-26          6.500      A           1,000            988,060

Wisconsin 1.19%                                                                                    1,450,335
Badger Tobacco Asset Securitization Corp,
  Tobacco Settlement Asset Backed Bond, 06-01-32             6.375      A             750            711,465
Nekoosa, City of,
  Poll Control Rev Ser 1999B Nekoosa Papers, Inc Proj,
  07-01-15                                                   5.500      Ba3         1,000            738,870

TOTAL INVESTMENTS 93.68%                                                                        $113,714,826

OTHER ASSETS AND LIABILITIES, NET 6.32%                                                           $7,666,753

TOTAL NET ASSETS 100.00%                                                                        $121,381,579

  * Credit ratings are rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, LLC, where
    Standard & Poor's ratings are not available.

  # Represents rate in effect on February 28, 2003.

(B) Non-income-producing issuer, filed for protection under the Federal Bankruptcy code or is in default on interest payment.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

February 28, 2003
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                         VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                            OF NET ASSETS
General Obligation                                       1.63%
Revenue Bonds -- Airport                                 2.54
Revenue Bonds -- Authority                               4.94
Revenue Bonds -- Bridge & Toll Road                      5.28
Revenue Bonds -- Economic Development                    3.95
Revenue Bonds -- Education                               4.97
Revenue Bonds -- Environment                             1.23
Revenue Bonds -- Facility                                1.71
Revenue Bonds -- Health                                 17.31
Revenue Bonds -- Highway                                 1.29
Revenue Bonds -- Housing                                 3.34
Revenue Bonds -- Improvement                             1.47
Revenue Bonds -- Industrial Development                  6.00
Revenue Bonds -- Industrial Revenue                      2.30
Revenue Bonds -- Miscellaneous                           0.59
Revenue Bonds -- Multi-Family                            0.72
Revenue Bonds -- Other                                   2.00
Revenue Bonds -- Parking Garage/Authority                0.79
Revenue Bonds -- Pollution Control                       7.06
Revenue Bonds -- Power                                   0.83
Revenue Bonds -- Recreation Facility                     1.86
Revenue Bonds -- Special Tax                             6.96
Revenue Bonds -- Roadway/Street                          2.38
Revenue Bonds -- Solid Waste Disposal                    1.78
Revenue Bonds -- Special Assessment                      3.37
Revenue Bonds -- Student Loan                            1.69
Revenue Bonds -- Tax Increment                           1.24
Revenue Bonds -- Transportation                          1.82
Revenue Bonds -- Water                                   2.63

Total tax-exempt long-term bonds                        93.68%

See notes to
financial statements.



ASSETS AND
LIABILITIES

February 28, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $114,998,336)                         $113,714,826
Cash                                                                5,527,130
Receivable for investments sold                                       945,500
Receivable for shares sold                                            208,195
Interest receivable                                                 2,115,702
Other assets                                                           50,837

Total assets                                                      122,562,190

LIABILITIES
Payable for investments purchased                                     958,420
Payable for shares repurchased                                         55,448
Dividends payable                                                      29,298
Payable to affiliates                                                  70,810
Other payables and accrued expenses                                    66,635

Total liabilities                                                   1,180,611

NET ASSETS
Capital paid-in                                                   140,247,488
Accumulated net realized loss on investments                      (17,669,085)
Net unrealized depreciation of investments                         (1,283,510)
Accumulated net investment income                                      86,686

Net assets                                                       $121,381,579

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($75,090,353 [DIV] 9,063,903 shares)                            $8.28
Class B ($42,069,056 [DIV] 5,078,412 shares)                            $8.28
Class C ($4,222,170 [DIV] 509,712 shares)                               $8.28

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.28 [DIV] 95.5%)                                           $8.67
Class C ($8.28 [DIV] 99%)                                               $8.36

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
February 28, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.



INVESTMENT INCOME
Interest                                                           $4,365,071

Total investment income                                             4,365,071

EXPENSES
Investment management fee                                             360,614
Class A distribution and service fee                                   91,193
Class B distribution and service fee                                  215,811
Class C distribution and service fee                                   19,185
Transfer agent fee                                                     53,289
Registration and filing fee                                            31,354
Accounting and legal services fee                                      25,024
Custodian fee                                                          21,966
Auditing fee                                                           15,029
Printing                                                                5,314
Miscellaneous                                                           3,813
Trustees' fee                                                           3,335
Interest expense                                                        1,205
Legal fee                                                                 730

Total expenses                                                        847,862
Less expense reductions                                                (7,469)

Net expenses                                                          840,393

Net investment income                                               3,524,678

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                     (780,593)
Change in unrealized appreciation (depreciation)
  of investments                                                   (1,324,594)

Net realized and unrealized loss                                   (2,105,187)

Increase in net assets from operations                             $1,419,491

1 Semiannual period from 9-1-02 through 2-28-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR             PERIOD
                                                    ENDED              ENDED
                                                  8-31-02            2-28-03 1


INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $7,365,985         $3,524,678
Net realized loss                              (3,753,237)          (780,593)
Change in net unrealized
  appreciation (depreciation)                  (2,134,249)        (1,324,594)

Increase in net assets
  resulting from operations                     1,478,499          1,419,491

Distributions to shareholders
From net investment income
Class A                                        (4,103,177)        (2,264,236)
Class B                                        (2,885,849)        (1,177,096)
Class C                                          (156,060)          (104,369)
                                               (7,145,086)        (3,545,701)
From Fund share transactions                    2,166,412            (39,070)

NET ASSETS
Beginning of period                           127,047,034        123,546,859

End of period 2                              $123,546,859       $121,381,579


1 Semiannual period from 9-1-02 through 2-28-03. Unaudited.

2 Includes accumulated net investment income of $107,709 and $86,686, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                       8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1   2-28-03 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                 9.34       $9.65       $9.03       $8.60       $8.82       $8.43
Net investment income 3               0.54        0.53        0.53        0.52        0.53        0.26
Net realized and unrealized
  gain (loss) on investments          0.31       (0.62)      (0.43)       0.22       (0.40)      (0.15)
Total from
  investment operations               0.85       (0.09)       0.10        0.74        0.13        0.11
Less distributions
From net investment income           (0.54)      (0.53)      (0.53)      (0.52)      (0.52)      (0.26)

Net asset value,
  end of period                       9.65       $9.03       $8.60       $8.82       $8.43       $8.28
Total return 4 (%)                    9.34       (0.98) 5     1.24 5      8.88 5      1.56 5      1.29 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                        $41         $49         $47         $59         $74         $75
Ratio of expenses
  to average net assets (%)           1.00        0.98        1.05        1.05        1.08        1.11 7
Ratio of adjusted expenses
  to average net assets 8 (%)           --        1.00        1.08        1.08        1.09        1.12 7
Ratio of net investment income
  to average net assets (%)           5.66        5.65        6.08        6.00        6.26        6.18 7
Portfolio turnover (%)                  35          39          31          49          52          17

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                       8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1   2-28-03 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                $9.34       $9.65       $9.03       $8.60       $8.82       $8.43
Net investment income 3               0.47        0.47        0.46        0.46        0.46        0.23
Net realized and unrealized
  gain (loss) on investments          0.31       (0.62)      (0.43)       0.22       (0.40)      (0.15)
Total from
  investment operations               0.78       (0.15)       0.03        0.68        0.06        0.08
Less distributions
From net investment income           (0.47)      (0.47)      (0.46)      (0.46)      (0.45)      (0.23)

Net asset value,
  end of period                      $9.65       $9.03       $8.60       $8.82       $8.43       $8.28
Total return 4 (%)                    8.53       (1.69) 5     0.49 5      8.12 5      0.81 5      0.91 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                       $131        $113         $81         $65         $46         $42
Ratio of expenses
  to average net assets (%)           1.75        1.71        1.79        1.76        1.83        1.86 7
Ratio of adjusted expenses
  to average net assets 8 (%)           --        1.73        1.82        1.79        1.84        1.87 7
Ratio of net investment income
  to average net assets (%)           4.92        4.93        5.34        5.30        5.51        5.42 7
Portfolio turnover (%)                  35          39          31          49          52          17

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                       8-31-99 9   8-31-00     8-31-01     8-31-02 1   2-28-03 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                $9.47       $9.03       $8.60       $8.82       $8.43
Net investment income 3               0.18        0.46        0.45        0.46        0.23
Net realized and unrealized
  gain (loss) on investments         (0.44)      (0.43)       0.22       (0.40)      (0.15)
Total from
  investment operations              (0.26)       0.03        0.67        0.06        0.08
Less distributions
From net investment income           (0.18)      (0.46)      (0.45)      (0.45)      (0.23)

Net asset value,
  end of period                      $9.03       $8.60       $8.82       $8.43       $8.28
Total return 4, 5 (%)                (2.70) 6     0.48        8.07        0.81        0.92 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                         -- 10       $1          $2          $4          $4
Ratio of expenses
  to average net assets (%)           1.74 7      1.80        1.80        1.83        1.86 7
Ratio of adjusted expenses
  to average net assets 8 (%)         1.76 7      1.83        1.83        1.84        1.87 7
Ratio of net investment income
  to average net assets (%)           4.84 7      5.33        5.25        5.51        5.41 7
Portfolio turnover (%)                  39          31          49          52          17

 1 As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 6.17%, 5.42% and 5.42% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the period ended February 28, 2003, was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 6.02%, 5.26% and 5.25% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

 2 Semiannual period from 9-1-02 through 2-28-03. Unaudited.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the periods shown.

 9 Class C shares began operations on 4-1-99.

10 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock High Yield Municipal Bond Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income that is largely exempt from federal income tax, consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended February 28, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,156,359 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: August 31, 2003 -- $205,838; August 31, 2004 -- $3,207,633; August 31, 2005 -- $716,668;
August 31, 2006 -- $3,041,181; August 31, 2008 -- $3,756,798; and August
31, 2010 -- $1,228,241.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on nonaccrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $7,469, or 0.01% of the Fund's average net asset value, for the period ended February 28, 2003. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 28, 2003, JH Funds received net up-front sales charges of $88,544 with regard to sales of Class A shares. Of this amount, $10,152 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $75,494 was paid as sales commissions to unrelated broker-dealers and $2,898 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended February 28, 2003, JH Funds received net up-front sales charges of $9,363 with regard to sales of Class C shares, all of which was paid as sales commissions to unrelated broker-dealers.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended February 28, 2003, CDSCs received by JH Funds amounted to $23,609 for Class B shares and $1,064 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.01% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 8-31-02      PERIOD ENDED 2-28-03 1
                              SHARES        AMOUNT      SHARES        AMOUNT
CLASS A SHARES
Sold                       3,801,753   $32,288,237      980,667   $8,129,307
Distributions reinvested     202,848     1,719,012      123,690    1,028,561
Repurchased               (1,980,942)  (16,788,608)    (805,784)  (6,715,446)
Net increase               2,023,659   $17,218,641      298,573   $2,442,422

CLASS B SHARES
Sold                       1,143,763    $9,739,039      397,020   $3,299,282
Distributions reinvested     119,262     1,011,149       66,616      554,166
Repurchased               (3,193,006)  (27,089,478)    (838,012)  (6,964,740)
Net decrease              (1,929,981) ($16,339,290)    (374,376) ($3,111,292)

CLASS C SHARES
Sold                         291,038    $2,536,809      127,399   $1,057,440
Distributions reinvested      17,555        78,072        6,136       51,011
Repurchased                 (157,607)   (1,327,820)     (57,446)    (478,651)
Net increase                 150,986    $1,287,061       76,089     $629,800

NET INCREASE (DECREASE)      244,664    $2,166,412          286     ($39,070)

1 Semiannual period from 9-1-02 through 2-28-03. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 28, 2003, aggregated $20,319,432 and $26,054,322, respectively.

The cost of investments owned on February 28, 2003, including short-term investments, for federal income tax purposes was $114,824,304. Gross unrealized appreciation and depreciation of investments aggregated $6,334,568 and $7,444,046, respectively, resulting in net unrealized depreciation of $1,109,478. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to amortization of premiums and accretion of discounts on debt securities.

NOTE E
Change in accounting principle

Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $33,262 increase in the cost of investments and a corresponding decrease in net unrealized appreciation of investments, based on securities held as of August 31, 2001.

The effect of this change for the year ended August 31, 2002, was to increase net investment income by $106,166, decrease unrealized appreciation of investments by $87,039 and increase net realized loss on investments by $19,127.

The effect of this change for the period ended February 28, 2003, was to increase net investment income by $93,710, increase unrealized depreciation of investments by $53,731 and increase net realized loss on investments by $39,979.

The financial highlights for prior periods have not been restated to reflect this change in presentation.



OUR FAMILY
OF FUNDS
--------------------------------------------------------
Equity                   Balanced Fund
                         Classic Value Fund
                         Core Equity Fund
                         Focused Equity Fund
                         Growth Trends Fund
                         Large Cap Equity Fund
                         Large Cap Growth Fund
                         Large Cap Spectrum Fund
                         Mid Cap Growth Fund
                         Multi Cap Growth Fund
                         Small Cap Equity Fund
                         Small Cap Growth Fund
                         Sovereign Investors Fund
                         U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                   Biotechnology Fund
                         Financial Industries Fund
                         Health Sciences Fund
                         Real Estate Fund
                         Regional Bank Fund
                         Technology Fund

--------------------------------------------------------
Income                   Bond Fund
                         Government Income Fund
                         High Income Fund
                         High Yield Bond Fund
                         Investment Grade Bond Fund
                         Strategic Income Fund

--------------------------------------------------------
International            International Fund
                         Pacific Basin Equities Fund

--------------------------------------------------------
Tax-Free Income          California Tax-Free Income Fund
                         High Yield Municipal Bond Fund
                         Massachusetts Tax-Free Income Fund
                         New York Tax-Free Income Fund
                         Tax-Free Bond Fund

--------------------------------------------------------
Money Market             Money Market Fund
                         U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.


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FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

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                                       Charlestown, MA 02129

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This report is for the information of
the shareholders of the John Hancock
High Yield Municipal Bond Fund.

590SA   2/03
        4/03